                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000


                      CHASE CREDIT CARD OWNER TRUST 2000-1
 ------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    United States                       333-74303                22-2382028
-----------------------------   -------------------------  --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


         802 Delaware Avenue, Wilmington, DE                      19801
         --------------------------------------------------   -------------
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (302) 575-5050



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Item 5.  Other Events:

         Chase Credit Card Owner Trust 2000-1 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On May 15, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------
                  20.1              Monthly Statement to Noteholders with
                                    respect to the May 15, 2000 distribution.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 24, 2000

                                           By: THE CHASE MANHATTAN BANK,
                                           USA, NATIONAL ASSOCIATION
                                           as Administrator


                                           By: /s/ Patricia Garvey
                                           -----------------------------------
                                           Name: Patricia Garvey
                                           Title: Vice President



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                                 INDEX TO EXHIBITS
                                 ----------------------------

Exhibit No.                      Description
---------------                  -----------------
20.1                             Statement to Noteholders dated 5/15/2000



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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                               Distribution Date:  5/15/00
--------------------------------------------------------------------------------

(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,675,000.00
             Class B Note Interest Requirement                        315,000.00
             Class C Note Interest Requirement                        428,749.24
                       Total                                        4,418,749.24

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           4.90000
             Class B Note Interest Requirement                           5.04000
             Class C Note Interest Requirement                           5.33556

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                  By:
                                                            --------------------

                                                  Name:     Patricia M. Garvey
                                                  Title:    Vice President